EARNINGS PRESENTATION Third Quarter 2026

Forward-Looking Statements This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Farmer Mac's plans, objectives, expectations, beliefs, intentions, future financial results, business prospects, and business developments, and may be identified by words such as "may," "believe," "consider," "should," "could," "continue" or similar expressions. Forward-looking statements are based on Farmer Mac's current expectations and assumptions and are subject to significant risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements. These factors include, among others, financing availability and costs; legislative, regulatory, or political developments; market, economic, and interest-rate conditions; lender demand for Farmer Mac's products and programs; developments affecting the agricultural and infrastructure industries; borrower repayment capacity; commodity price volatility; trade policies; severe weather events; and developments in financial markets. Additional information regarding factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements is contained in Farmer Mac's filings with the Securities and Exchange Commission ("SEC"), including the Risk Factors sections of Farmer Mac's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings, which are available at www.sec.gov and www.farmermac.com. All forward-looking statements are based on information available to Farmer Mac as of the date of this Presentation. Farmer Mac undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. NO OFFER OR SOLICITATION OF SECURITIES This Presentation is subject to the Legal Disclaimer accompanying this Presentation. Any investment decision regarding a Farmer Mac security should be made solely on the basis of the applicable offering documents. Copyright © 2026 Federal Agricultural Mortgage Corporation. All rights reserved.

This Presentation includes certain non-GAAP financial measures, including core earnings, core earnings per share, and net effective spread. Farmer Mac uses these measures to evaluate its economic performance, transaction economics, business trends, and financial results. Management believes these measures provide useful supplemental information to investors and other users of financial information regarding Farmer Mac's operating performance. These non-GAAP financial measures should not be considered in isolation from, as a substitute for, or as more important than the corresponding financial measures prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). In addition, non-GAAP financial measures used by Farmer Mac may not be comparable to similarly titled measures reported by other companies. Core earnings and core earnings per share differ from GAAP net income attributable to common stockholders and earnings per common share primarily because they exclude the effects of fair value fluctuations and certain specified infrequent or unusual transactions that management believes are not indicative of ongoing operating performance. Net effective spread differs from GAAP net interest income and net interest yield primarily due to adjustments related to consolidated trusts, derivatives, hedge accounting, and other specified items. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the Appendix to this Presentation. Additional information regarding these measures is available in Farmer Mac's SEC filings. Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures

KEY HIGHLIGHTS

Key Third Quarter 2026 Highlights 5 Accelerated Business Volume Growth • 24% year-over-year growth to $38.5 billion • Broad-based growth across business operating segments Strong Revenue Growth • Revenue increased 17% year-over-year to $122.7 million • 98% of total revenue is recurring net effective spread (NES) and fees Strong Core Earnings • Core earnings of $52.6 million reflects 6% year-over-year growth • Operating efficiency ratio remains below 30% strategic target Robust Capital Position • $1.9 billion of capital exceeds minimum capital requirements by 62% • Tier 1 capital ratio of 12.9% Strong Shareholder Returns • 16% return on equity • $17 million in dividends returned to common shareholders STRONG AND ROBUST THIRD QUARTER 2026 RESULTS

OUTSTANDING BUSINESS VOLUME

SUPPORTING GROWING LIQUIDITY NEEDS ACROSS A DYNAMIC RURAL ECONOMY 7 Net effective spread is a non-GAAP measure. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. $31.1 $33.4 $34.8 $37.2 $38.5 1.20% 1.22% 1.16% 1.26% 1.16% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $0.0 $4.0 $8.0 $12.0 $16.0 $20.0 $24.0 $28.0 $32.0 $36.0 $40.0 3Q25 4Q25 1Q26 2Q26 3Q26 N ES (% ) Bu si ne ss V ol um e ($ in b illi on s) Farm & Ranch Corporate AgFinance Power & Utilities Renewable Energy Broadband Infrastructure NES

QUARTERLY VOLUME GROWTH: AGRICULTURAL FINANCE 8 Net effective spread is a non-GAAP measure. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. $18.2 $19.6 $20.2 $22.0 $22.3 1.04% 1.06% 1.03% 1.01% 0.94% 0.80% 1.00% 1.20% 1.40% 1.60% $0.0 $7.0 $14.0 $21.0 $28.0 3Q25 4Q25 1Q26 2Q26 3Q26 N ES (% ) Bu si ne ss V ol um e ($ in b illi on s) FARM & RANCH Loans & other securities AgVantage NES $1.9 $2.0 $2.1 $2.1 $2.1 2.16% 2.07% 2.05% 3.76% 2.38% 0.00% 2.50% 5.00% 7.50% 10.00% $0.0 $0.6 $1.2 $1.8 $2.4 3Q25 4Q25 1Q26 2Q26 3Q26 N ES (% ) Bu si ne ss V ol um e ($ in b illi on s) CORPORATE AGFINANCE Loans & other securities AgVantage NES Farm & Ranch portfolio grew by $0.3 billion during the third quarter of 2026 • The Farm & Ranch portfolio increased during the quarter, primarily reflecting an acquisition of field servicing rights related to approximately $280 million of loans owned by third-parties. • NES percentage sequential decrease due to seasonal increase of Farm & Ranch loans on nonaccrual status after the July payment cycle and portfolio mix from growth in tighter spread AgVantage balances. Corporate AgFinance loan purchase portfolio grew modestly • NES percentage increased year-over-year but decreased sequentially. The sequential decline was due to a one-time benefit that favorably impacted NES in the second quarter. Excluding the one-time benefit, NES percentage would have increased 28 basis points.

QUARTERLY VOLUME GROWTH: INFRASTRUCTURE FINANCE 9 Net effective spread is a non-GAAP measure. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. $1.3 $1.5 $1.7 $1.9 $2.0 2.30% 2.42% 2.27% 2.30% 2.32% 1.75% 2.00% 2.25% 2.50% 2.75% $0.0 $0.5 $1.0 $1.5 $2.0 3Q25 4Q25 1Q26 2Q26 3Q26 N ES (% ) Bu si ne ss V ol um e ($ in b illi on s) BROADBAND INFRASTRUCTURE Loans & Other Securities NES $7.4 $7.9 $8.0 $8.3 $8.4 0.34% 0.34% 0.35% 0.36% 0.35% 0.00% 0.25% 0.50% 0.75% 1.00% $0.0 $3.0 $6.0 $9.0 $12.0 3Q25 4Q25 1Q26 2Q26 3Q26 N ES (% ) Bu si ne ss V ol um e ($ in b illi on s) POWER & UTILITIES Loans & Other Securities AgVantage NES $2.3 $2.4 $2.9 $3.0 $3.6 1.75% 1.74% 1.59% 1.72% 1.63% 1.40% 1.55% 1.70% 1.85% 2.00% $0.0 $1.0 $2.0 $3.0 $4.0 3Q25 4Q25 1Q26 2Q26 3Q26 N ES (% ) Bu si ne ss V ol um e ($ in b illi on s) RENEWABLE ENERGY Loans & other securities NES Infrastructure Finance grew $0.9 billion in the third quarter of 2026, with Renewable Energy contributing approximately $0.6 billion of net growth • All three segments contributed growth, reflecting strong demand for liquidity to support data connectivity infrastructure, rural energy generation and transmission upgrades, and renewable energy development. • Renewable Energy was the primary driver of business volume growth reflecting sustained increases in investment in new generation capacity to meet growing electricity demand.

FINANCIAL HIGHLIGHTS

Revenue of $122.7 million driven by strong NES of $113.9 million • Year-over-year NES was primarily supported by business volume growth across all product lines and segments. • Excluding a non-recurring benefit recognized in the prior quarter, revenue increased $4.9 million sequentially, driven by higher NES from business volume growth across all products lines and segments. Core earnings of $52.6 million, or $4.82 per diluted common share • Core earnings per diluted share grew 7%, year-over-year, due to sustained volume growth and an adjusted operating efficiency ratio* of 27.5%. • Core earnings increase year-over-year driven primarily by volume growth and increased revenues. Core return on common equity of 16.3% • Core return on common equity year-over-year decline driven by growth in common equity. FINANCIAL RESULTS HIGH-QUALITY, CONSISTENT REVENUE AND EARNINGS 3Q2026 RESULTS 11 *Adjusted operating efficiency is the summation of compensation & benefits and general & administrative divided by total revenue. Total revenue is defined as a component of core earnings. Core earnings is a non-GAAP measure. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. $105 $108 $110 $125 $123 $50 $40 $52 $59 $53 17.0% 13.4% 17.1% 18.9% 16.3% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 28.0% 32.0% $25 $40 $55 $70 $85 $100 $115 $130 3Q25 4Q25 1Q26 2Q26 3Q26 C ore R eturn on C om m on Equity (% ) $ in m illi on s Revenue Core Earnings Core Return on Common Equity

BALANCE SHEET SUMMARY 12Table may not sum to total due to rounding. $ in billions (except per share amounts) 3Q26 2Q26 Quarter-over-Quarter Variance 3Q25 Year-over-Year Variance $ % $ % Cash and Cash Equivalents $1.0 $1.0 $0.0 0.0% $0.9 $0.1 11.1% Investment Securities $19.4 $19.4 $0.0 0.0% $16.6 $2.8 16.9% Loans $18.9 $18.2 $0.7 3.8% $15.4 $3.5 22.7% Other $0.8 $0.6 $0.2 33.3% $0.5 $0.3 60.0% Total Assets $40.0 $39.3 $0.7 1.8% $33.4 $6.6 19.8% Notes Payable and Debt Securities $37.5 $36.9 $0.6 1.6% $31.3 $6.2 19.8% Other $0.6 $0.5 $0.1 20.0% $0.4 $0.2 50.0% Total Liabilities $38.2 $37.4 $0.8 2.1% $31.7 $6.5 20.5% Total Equity $1.8 $1.9 ($0.1) (5.3%) $1.7 $0.1 5.9% Book Value per Share $120.31 $116.86 $3.45 2.9% $108.33 $11.98 11.1% Tier 1 Capital Ratio 12.9% 13.2% N/A (0.3%) 13.9% N/A (1.0%)

Contributing to our NES growth is our effective asset liability management and funding execution Proactive funding strategies are a strategic lever to drive NES performance supporting profitability Deliberate balance sheet structure designed to be minimally sensitive to interest rate changes 13 FUNDING LEVELS AND INTEREST RATE SENSITIVITY Net effective spread is a non-GAAP measure. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. -1.0% -0.4% 0.0% -1.3% 0.4% 0.3% 2.4% 2.9% 2.4% 1.3% -5% -3% -1% 1% 3% 5% 3Q26 2Q26 1Q26 4Q25 3Q25 Up 100 Basis Points Down 100 Basis Points NES SPREAD SENSITIVITIES TO +/- 100 BASIS POINT SHOCKS 6 33 0 10 20 30 40 50 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 5- Ye ar B ul le t S pr ea d to 5 -Y ea r U S Tr ea su ry N ot e Yi el ds (in b as is p oi nt s) FARMER MAC’S FUNDING ADVANTAGE Farmer Mac Spreads AAA Spreads For example, issued 5-year bullets at 6 bps over UST (as of September 30, 2026)

OPERATING EXPENSES DISCIPLINED OPERATING EFFICIENCY 14 *Adjusted operating efficiency is the summation of compensation & benefits and general & administrative divided by total revenue. Total revenue is defined as a component of core earnings. $29 $30 $33 $35 $34 27.4% 27.9% 29.6% 28.2% 27.5% 10.0% 20.0% 30.0% 40.0% 50.0% $0 $9 $18 $27 $36 3Q25 4Q25 1Q26 2Q26 3Q26 Adjusted O perating Efficiency (% ) $ in m illi on s Compensation & Benefits General & Administrative Adjusted Operating Efficiency Long-Term Operating Efficiency Target Operating expenses, excluding regulatory fees, decreased (4%) quarter-over-quarter and increased 17% year-over-year • Decreased quarter-over-quarter compensation & benefits expense primarily reflects bonus accruals returning to more typical levels following a prior quarter true-up. • Higher year-over-year compensation & benefits expense was driven by increased headcount, higher bonus accruals associated with strong financial performance, and the timing of compensation expense recognition within 2026. • Higher year-over-year general & administrative expenses to support increased business development activity along with investments in operational and technology platforms. Continue to manage expenses within a long-term adjusted operating efficiency* target of 30%

90-day delinquencies increase reflects seasonally elevated levels related to July 1 Farm & Ranch payment cycle Substandard assets growth in Agricultural Finance was diversified by commodity and mostly concentrated in the Northwest and Southwest. Substandard assets growth in Infrastructure Finance was driven by a single credit in the Broadband Infrastructure segment SUBSTANDARD ASSETS* LOAN PORTFOLIO CREDIT QUALITY 15 *Substandard assets have a well-defined weakness or weaknesses and there is a distinct possibility that some loss will be sustained if deficiencies are not corrected. $596 $570 $651 $635 $797 4.0% 3.5% 4.1% 3.9% 4.6% 1.0% 1.0% 0.7% 0.6% 1.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0 $150 $300 $450 $600 $750 $900 3Q25 4Q25 1Q26 2Q26 3Q26 % of Loan Portfolio $ in m illi on s Agricultural Finance Infrastructure Finance AgFI % of Loan Portfolio Infr. % of Loan Portfolio $178 $133 $180 $139 $206 0.57% 0.40% 0.52% 0.37% 0.54% 0.20% 0.70% 1.20% 1.70% 2.20% $90 $120 $150 $180 $210 3Q25 4Q25 1Q26 2Q26 3Q26 90-D ay D elinquency R ate (% ) $ in m illi on s 90-Day Delinquency ($) 90-Day Delinquency Rate (%) PORTFOLIO 90-DAY DELINQUENCIES

Credit provision for losses was primarily related to new volume growth, portfolio credit migration and updated loss estimates associated with a single credit in the Broadband Infrastructure segment Net charge-offs were primarily attributable to the single Broadband Infrastructure credit 16 CREDIT EXPENSES REFLECT ASSET-LEVEL RISKS *Represents the allowance for losses for all on-balance sheet loans. $7.4 $16.1 $4.8 $7.4 $11.1 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 3Q25 4Q25 1Q26 2Q26 3Q26 $ in m illi on s PROVISION FOR LOSSES $35.3 $37.8 $39.9 $47.2 $48.3 14% 16% 15% 20% 17% 0% 10% 20% 30% 40% 50% 60% $0 $10 $20 $30 $40 $50 $60 3Q25 4Q25 1Q26 2Q26 3Q26 % Allow ance of N onaccrual Assets $ in m illi on s ALLOWANCE FOR LOSSES* Allowance for Losses % Allowance of Nonaccrual Assets $2.2 $13.6 $2.2 ($0.2) $8.3 -$5 -$3 -$1 $1 $3 $5 $7 $9 $11 $13 $15 3Q25 4Q25 1Q26 2Q26 3Q26 $ in m illi on s NET CHARGE-OFFS & RECOVERIES

Capital levels remain well in excess of regulatory thresholds • Exceeds statutory minimum requirements by 62%. Capital allocation commitment: reinvest, optimize, return • Book value growth driven by reinvested earnings. • Quarterly earnings net of dividends funded approximately $1 billion of new business volume growth during the quarter. • $17 million returned to common shareholders through dividends. • $30 million remaining under existing share repurchase program. CAPITAL STRONG CAPITAL BASE SUPPORTING OUR GROWTH 17 $108.33 $110.30 $112.83 $116.86 $120.31 $100 $105 $110 $115 $120 $125 3Q25 4Q25 1Q26 2Q26 3Q26 BOOK VALUE PER SHARE $1,693 $1,706 $1,732 $1,873 $1,911 13.9% 13.3% 13.0% 13.2% 12.9% 5.0% 9.0% 13.0% 17.0% 21.0% 25.0% $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 3Q25 4Q25 1Q26 2Q26 3Q26 Tier 1 C apital R atio (% )C ap ita l ( $ in m illi on s) Core Capital Tier 1 Capital Ratio

Ensures continuity of operations in the event of temporary disruption in debt capital markets • Comprised of cash and high-quality investment securities. • Minimal market volatility exposure. • Days of liquidity exceed regulatory minimum requirement by 168 days as of September 30, 2026. LIQUIDITY PORTFOLIO & DAYS OF LIQUIDITY LIQUIDITY PORTFOLIO 18 LIQUIDITY PORTFOLIO COMPOSITION* *As of September 30, 2026. Cash includes cash equivalents. Investment Securities includes U.S. Treasury securities, investment securities guaranteed by U.S. government agencies and GSEs, and asset-backed securities backed primarily by U.S. government-guaranteed loans. Cash 12% Investment Securities 88% $8.3 Billion $7.5 $7.8 $7.9 $8.2 $8.3 317 277 296 264 258 100 200 300 400 500 $0.0 $2.5 $5.0 $7.5 $10.0 3Q25 4Q25 1Q26 2Q26 3Q26 D ays of Liquidity $ in b illi on s Total Liquidity Days of Liquidity

APPENDIX

QUARTERLY NON-GAAP PERFORMANCE 20 Core earnings and net effective spread are non-GAAP measures. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. Table may not sum to total due to rounding. $ in millions except EPS 3Q26 2Q26 1Q26 4Q25 3Q25 Net Effective Spread $113.9 $117.4 $102.0 $101.4 $97.8 Guarantee Fees $7.0 $7.0 $6.7 $6.3 $6.1 Other Income $1.8 $0.7 $1.2 $0.2 $1.2 Total Revenue $122.7 $125.2 $109.9 $107.9 $105.1 Compensation & Benefits $20.6 $23.7 $21.3 $18.2 $17.7 General & Administrative $13.2 $11.6 $11.3 $11.9 $11.1 Regulatory Fees $0.9 $0.9 $0.9 $0.9 $1.0 Total Operating Expense $34.6 $36.2 $33.4 $31.0 $29.8 Adjusted Efficiency Ratio 27.5% 28.2% 29.6% 27.9% 27.4% Provision/(release) for losses $11.1 $7.4 $4.8 $16.1 $7.4 Other credit-related expense $0.4 $0.0 $0.4 $1.2 $0.0 Total Credit Expense $11.5 $7.4 $5.2 $17.3 $7.4 Total Expense $46.1 $43.6 $38.6 $48.3 $37.2 Net Earnings $76.6 $81.7 $71.3 $59.7 $67.9 Taxes $14.7 $14.9 $12.3 $12.4 $11.9 Tax Rate 19% 18% 17% 21% 18% Preferred Stock Dividends $9.3 $8.1 $7.3 $7.3 $6.3 Core Earnings $52.6 $58.8 $51.7 $40.0 $49.6 Diluted EPS $4.82 $5.40 $4.74 $3.66 $4.52

RECONCILIATION OF NET INCOME TO CORE EARNINGS 21 Core earnings is a non-GAAP measure. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. $ in millions Core Earnings by Period Ended 3Q26* 2Q26 1Q26 4Q25 3Q25 Net income attributable to common stockholders $54.9 $58.9 $51.8 $40.6 $48.7 Less reconciling items: (Losses)/gains on undesignated financial derivatives due to fair value changes 1.9 0.2 (0.7) 0.4 0.9 Gains/(losses) on hedging activities due to fair value changes 2.3 0.9 0.4 3.1 (0.1) Unrealized (losses)/gains on trading securities (0.1) 0.1 0.1 (0.1) (0.0) Net effects of amortization of premiums/discounts and deferred gains on assets consolidated at fair value 0.0 0.0 0.0 0.0 0.0 Net effects of terminations or net settlements on financial derivatives (1.2) (1.0) 0.3 (2.7) (1.9) Issuance costs on retirement of preferred stock — — — — — Income tax effect related to reconciling items (0.6) 0.0 (0.0) (0.2) 0.2 Sub-total 2.3 0.1 0.1 0.5 (0.9) Core earnings $52.6 $58.8 $51.7 $40.0 $49.6 *As of September 30, 2026. Table may not sum to total due to rounding.

RECONCILIATION OF NET INTEREST INCOME TO NET EFFECTIVE SPREAD 22 Net effective spread is a non-GAAP measure. For more information about the use of non-GAAP measures, please refer to the "Use of Non-Generally Accepted Accounting Principles (GAAP) Financial Measures" slide within this presentation. *As of September 30, 2026. Table may not sum to total due to rounding. 3Q26* 2Q26 1Q26 4Q25 3Q25 $ in millions Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Net interest income/yield $115.9 1.16% $118.1 1.24% $101.4 1.13% $104.5 1.23% $98.5 1.18% Net effects of consolidated trusts (0.8) 0.01% (1.0) 0.02% (1.0) 0.02% (1.0) 0.02% (1.1) 0.02% Expense related to undesignated financial derivatives 0.3 0.00% 0.6 0.00% 1.0 0.01% 0.2 0.00% (0.7) (0.01%) Amortization of premiums/discounts on assets consolidated at fair value (0.0) 0.00% (0.0) 0.00% (0.0) 0.00% (0.0) 0.00% (0.0) 0.00% Amortization of losses due to terminations or net settlements on financial derivatives 0.7 0.01% 0.7 0.01% 1.0 0.01% 0.8 0.01% 1.0 0.01% Fair value changes on fair value hedge relationships (2.3) (0.02%) (0.9) (0.01%) (0.4) (0.01%) (3.1) (0.04%) 0.1 0.00% Net effective spread $113.9 1.16% $117.4 1.26% $102.0 1.16% $101.4 1.22% $97.8 1.20%

Contact Investor Relations: Eric Estey Director – Capital Markets Phone: 202.872.7700 Email: eestey@farmermac.com